ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS §
§
COUNTY OF GAINES §

THIS ASSIGNMENT, BILL OF SALE AND CONVEYANCE (this "***Assignment***") dated this 9 day of November, 2017, but to be effective as of the Effective Time, is made and executed by Camber Permian LLC., a Texas limited liability company, whose address is 4040 Broadway St., San Antonio, Texas 78209 ("***Camber***"), and NFP Energy LLC, a Delaware limited liability company,whose address is 14340 Torrey Chase Blvd., Suite 240, Houston, Texas 77069 ("***NFP***", and together with Camber, collectively, "***Assignor***"), and Fortuna Resources Permian, LLC, a Delaware limited liability company, whose address is 2 Greenway Plaza, Suite 240, Houston, Texas 77046 ("***Assignee***"). Assignor and Assignee are sometimes referred to herein individually as a "***Party***" and collectively as the "***Parties***".

ARTICLE 1

ASSIGNMENT AND CONVEYANCE

Section 1.1 Assignment. Assignor, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, does hereby, as of the Effective Time, GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER, subject to the terms hereof and any and all exceptions and reservations by Assignor herein, unto Assignee, its successors and assigns, all of Assignor's right, title, interest and estate (of whatever kind or character, real or personal, recorded or unrecorded, movable or immovable, tangible or intangible, vested or contingent, or otherwise) in and to the following:

(a) (i) the oil and gas leases, oil, gas and/or mineral leases and other oil and gas leasehold interests described in Exhibit A, and (ii) all other right, title and interest in the lands covered by or described in such leases or interests or in lands pooled, unitized or communitized therewith (the "***Lands***"), including in either case all royalties, overriding royalties, net profits interests, payments out of or measured by production, reversionary rights, mineral fee, non-consent interests, reversionary interests, contractual interests in hydrocarbon production or any of the foregoing leases or interests, force pooled interests and production payments, together with corresponding surface and subsurface interests in and to all the foregoing property and rights incident thereto (the "***Leases***"), even though the Assignor's interests may be incorrectly described in, or omitted from Exhibit A;

(b) the unitization, pooling, and operating agreements, and the units created thereby which relate to the Leases, including the units formed under orders, regulations, rules, and other official acts of the governmental authority having jurisdiction, together with any right, title, and interest created thereby in the Leases (collectively, the "***Units***"; the Leases, the Lands and the Units being collectively referred to hereinafter as the "***Properties***" and individually as a "***Property***");

(c) all oil, gas, condensate or any other gaseous and liquid hydrocarbons or any combination or constitutes thereof, including sulphur and other constituents extracted therefrom ("***Hydrocarbons***") within, produced from or attributable to the Properties from and after the Effective Time;

(d) all rights, claims, and causes of action (including warranty and similar claims, indemnity claims, insurance, and defenses) whether arising before, on or after the Effective Time, to the extent the foregoing are attributable to, or by their terms cover, (A) Assumed Obligations, or (B) actions, events, conditions or omissions after the Effective Time; and

(e) all files, records and data relating to the items described in Sections 1.1.(a) through 1.1(d) above, including lease, land and contract files, title records (including abstracts of title, title opinions, title reports and title curative documents), correspondence and similar records (the "***Records***"). To the extent that any of the Records contain interpretations of Assignor, Assignee agrees to rely on such interpretations at its own risk.

The properties and interests described above in Sections 1.1(a) through 1.1(e) may hereinafter be referred to collectively as the "***Oil and Gas Interests***". The interests in the Oil and Gas Interests assigned hereunder to Assignee may hereinafter be referred to as the "***Assigned Interests***".

TO HAVE AND TO HOLD the Assigned Interests unto Assignee and its successors and assigns, forever, subject only to the exceptions and other provisions stated herein, including but not limited to Section 1.2 hereof.

Section 1.2 Third Party Reliance. Third parties may rely exclusively upon this Assignment as fully vesting title to the Assigned Interests in Assignee, without reversion.

ARTICLE 2

LIMITED WARRANTY

Section 2.1 Special Warranty. This Assignment is made, executed, and delivered without covenant or warranty of title, either express, implied or statutory, except that Assignor specially warrants and agrees to defend title to the Assigned Interests from and against the lawful claims of all third parties claiming by, through, or under Assignor, but not otherwise.

Section 2.2 Subrogation. Assignor assigns and grants to Assignee all rights, claims and causes of action under title or warranties of title given or made by Assignor's predecessors in interest (other than affiliates of Assignor) with respect to the Assigned Interests, and Assignee is specifically subrogated to all rights which Assignor may have against such predecessors in interest with respect to the Assigned Interests, to the extent Assignor may legally transfer such rights and grant such subrogation.

ARTICLE 3

ASSUMED OBLIGATIONS

Section 3.1 Assumed Obligations. From the Effective Time, Assignee shall assume and agree to fulfill, perform, pay and discharge all of the obligations and liabilities arising from, related to or connected with the ownership and operation of the Assigned Interests, but only insofar as arising and incurred on or after the Effective Time, subject to Section 3.3 and except for and excluding herefrom any liabilities and obligations to the extent related to, arising from or attributable to any breach by Assignor of the representations contained in Article IV of this Assignment (all of which, shall constitute the "***Assumed Obligations***").

Section 3.2 Retained Obligations. Except as provided in Section 3.3, Assignor shall retain and agrees to fulfill, perform, pay and discharge all of the obligations and liabilities arising from, related to or connected with (i) the ownership and operation of the Assigned Interests, but only insofar as arising and incurred prior to the Effective Time, including liabilities arising from the existing environmental condition of the Assigned Interests or (ii) any liabilities and obligations to the extent related to, arising from or attributable to any breach by Assignor of the representations contained in Article IV of this Assignment (all of which, shall constitute the "***Retained Obligations***").

Section 3.3 Effective Time; Costs and Expenses. Except as provided in Sections 1.1, 3.1, 3.2, and 3.3: (1) Assignor retains all income, revenues, credits, receipts and proceeds earned with respect to the ownership or operation of the Assigned Interests prior to the Effective Time, and shall bear and be responsible for all costs and expenses incurred on the ownership or operation of the Assigned Interests prior to the Effective Time; and, (2) Assignee shall receive and be entitled to receive all income, revenues, credits, receipts and proceeds earned with respect to the ownership or operation of the Assigned Interests on or after the Effective Time, and shall bear and be responsible for all costs and expenses incurred in the ownership or operation of the Assigned Interests on or after the Effective Time. To the extent a Party receives a revenue, benefit or other income that the other Party is entitled to receive, such receiving Party will account to the other Party within thirty (30) business days. To the extent a Party pays a cost or expense for which the other Party is responsible to pay under this Assignment, upon giving the other Party notice and evidence of the cost or expense and the actual payment thereof, the other Party will reimburse the paying Party within thirty (30) business days.

ARTICLE 4

ASSIGNOR REPRESENTATIONS

Section 4.1 Organization. Camber is a Texas limited liability company, duly organized, validly existing, and in good standing under the laws of the State of Texas. Camber is qualified to do business in and is in good standing under the laws of each state in which the Assigned Interests are located. NFP is a Delaware limited liability company, duly organized, validly existing, and in good standing under the laws of the State of Delaware. NFP is qualified to do business in and is in good standing under the laws of each state in which the Assigned Interests are located.

Section 4.2 Authority and Conflicts. Assignor has full corporate power and authority to carry on its business as presently conducted, to enter into this Assignment, and to perform its obligations under this Assignment. The execution and delivery of this Assignment by Assignor does not, and the consummation of the transactions contemplated by this Assignment shall not: (a) violate, conflict with, or require the consent of any person or entity under any provision of Assignor's Articles of Incorporation or bylaws or other governing documents; (b) conflict with, result in a breach of, constitute a default (or an event that with the lapse of time or notice or both would constitute a default) or require any consent, authorization, or approval under any agreement or instrument to which such Assignor is a party or to which any of the Assigned Interests or Assignor is bound, or (c) violate any provision of any consent, authorization, or approval under any judgment, decree, judicial or administrative order, award, writ, injunction, statute, rule, or regulation applicable to Assignor or the Assigned Interests, in each case except for (i) requirements (if any) that there be obtained consents to assignment (or waivers of preferential rights to purchase) from third parties as set forth on Schedule 4.2, and (ii) approvals required to be obtained from governmental entities which are customarily obtained post-closing.

Section 4.3 Authorizations. The execution and delivery of this Assignment has been, and the performance of this Assignment and the transactions contemplated by this Assignment shall be at the time required to be performed, duly and validly authorized by all requisite corporate action on the part of Assignor.

Section 4.4 Enforceability. This Assignment has been duly executed and delivered on behalf of Assignor and constitutes the legal and binding obligation of Assignor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, or moratorium statues, equitable principles, or other similar laws affecting the rights of creditors generally.

Section 4.5 Consents. Assignor hereby represents and warrants to Assignee that (i) all third party (including governmental) consents and approvals required to effect the assignment of the Assigned Interests to Assignee and vest title in Assignee have been obtained and satisfied by Assignor, or have been waived in writing by the appropriate third party, and (ii) all preferential rights to purchase, rights of first offer, 'tag' rights of another third party to sell other assets, and similar preferential rights that would be triggered by the assignment of the Assigned Interests to Assignee have been waived in writing by the applicable holders, or the time for the exercise of such rights has expired without exercise.

Section 4.6 Contracts. Assignor further represents that there are no contracts, agreements and similar instruments or covenants that are binding on the Assigned Interests or to which the Assigned Interests are subject, including any that govern or burden the operation and/or production of the Assigned Interests.

Section 4.7 Leases in Effect. To Assignor's knowledge, the Leases are in full force and effect and are valid and subsisting documents covering the entire estates which they purport to cover; and all royalties, rentals, burdens, overriding royalty interests and other payments or performance obligations due under or pursuant to the Leases have been fully, properly and timely paid or performed and all other actions necessary to maintain the Leases in full force and effect shall have been taken. There are no Leases that will expire, terminate or otherwise be

impaired absent actions by or on behalf of Assignor (other than continued production in paying quantities) within 120 days from and after the date hereof. Assignor has received no notice of termination of any of the Leases.

Section 4.8 Broker's Fees. Assignor has incurred no liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Assignment for which Assignee or any affiliate of Assignee shall have any responsibility.

Section 4.9 Taxes. All taxes and assessments based on or measured by the ownership of property comprising the Assigned Interests have been timely paid when due and are not in arrears. Assignor has filed all tax returns imposed upon or measured by the ownership of the property comprising the Assigned Interests.

Section 4.10 No Pending Claims or Lawsuits. Except as is set forth on Schedule 4.10, no claim, demand, filing, cause of action, administrative proceeding, lawsuit, or other litigation is pending, or to the knowledge of Assignor, threatened, related to the Assigned Interests, other than proceedings relating to the industry generally and to which Assignor is not a named party. No written or oral notice from any governmental agency or any other person has been received by Assignor: (a) claiming any violation or repudiation of all or any part of the Assigned Interests or any violation of any law or any environmental, conservation or other ordinance, code, rule or regulation; or, (b) requiring or calling attention to the need for any work, repairs, construction, alterations, or installations on or in connection with the Assigned Interests, with which Assignor has not complied.

Section 4.11 In Compliance with Laws. Assignor further represents that Assignor has complied with all laws, rules, regulations, ordinance and orders of all local, tribal, state and federal governmental bodies, authorities and agencies having jurisdiction over Assignor and the Assigned Interests, including, but not limited to, all applicable requirements of law relating to money laundering, corrupt practices, trade embargos and economic sanctions.

Section 4.12 Environmental Matters. There has been no material contamination of groundwater, surface water, or soil on the Assigned Interests during the Assignor's period of ownership which was required to be remediated under applicable environmental laws on or before the date of this Assignment which has not been remediated in compliance with all applicable environmental laws and to Assignor's knowledge, there has been no contamination or condition arising prior to Assignor's ownership of the Assigned Interests that would require remediation, notice or corrective action under applicable environmental law; to Assignors knowledge, the Assigned Interests have been operated in material compliance with, and are in compliance in all material respects with all applicable environmental laws; and all hazardous material, solid wastes and other wastes from the Assigned Interests have been treated, transported and disposed of in accordance with applicable environmental laws.

Section 4.13 No Development. Neither Assignor nor its Affiliates have conducted oil and gas development or production operations on the lands covered by the Leases, including the drilling or operation of wells. Assignor has not entered into any commitments for capital expenditures for the development or operation of the Leases other than the payment of routine acquisition costs for the Leases. There are no oil, gas, water, CO2, disposal or injection wells

located on the Leases or Lands that are on expired leases or leases in which Assignor has no interest and are, or which solely with the passage of time will be, required to be plugged, dismantled or abandoned.

Section 4.14 Solvency; Bankruptcy. Assignor is solvent and the consummation of the transactions contemplated by this Assignment will not render it insolvent. There are no bankruptcy, reorganization, or arrangement proceedings pending of which Assignor has received notice that affect Assignor or the Assigned Interests, or which are being contemplated by Assignor or, to Assignor's knowledge, threatened against Assignor.

ARTICLE 5

MISCELLANEOUS PROVISIONS

Section 5.1 Disclaimers. EXCEPT FOR THE SPECIAL WARRANTY IN THIS ASSIGNMENT AND THE OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS IN THIS ASSIGNMENT, WITH RESPECT TO THE ASSIGNED INTERESTS AND THE TRANSACTIONS CONTEMPLATED HEREBY (i) ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES, STATUTORY, EXPRESS OR IMPLIED, AND (ii) ASSIGNEE HAS NOT RELIED UPON, AND ASSIGNOR EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR, ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ASSIGNEE OR ANY OF ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, OFFICERS, DIRECTORS, MEMBERS, MANAGERS, EQUITY OWNERS, CONSULTANTS, REPRESENTATIVES OR ADVISORS (INCLUDING ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ASSIGNEE BY ANY EMPLOYEE, AGENT, OFFICER, DIRECTOR, MEMBER, MANAGER, EQUITY OWNER, CONSULTANT, REPRESENTATIVE OR ADVISOR OF ASSIGNOR OR ANY OF ITS AFFILIATES). EXCEPT FOR THE SPECIAL WARRANTY IN THIS ASSIGNMENT, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR EXPRESSLY DISCLAIMS, AND ASSIGNEE ACKNOWLEDGES AND AGREES THAT IT HAS NOT RELIED UPON, ANY REPRESENTATION OR WARRANTY, STATUTORY, EXPRESS OR IMPLIED, AS TO (i) TITLE TO ANY OF THE ASSIGNED INTERESTS, (ii) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSIGNED INTERESTS, (iii) THE QUANTITY, QUALITY OR RECOVERABILITY OF PETROLEUM SUBSTANCES IN OR FROM THE ASSIGNED INTERESTS, (iv) ANY ESTIMATES OF THE VALUE OF THE ASSIGNED INTERESTS OR FUTURE REVENUES GENERATED BY THE ASSIGNED INTERESTS, AND FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, STATUTORY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT ASSIGNEE SHALL BE DEEMED TO BE OBTAINING THE ASSIGNED INTERESTS, INCLUDING THE EQUIPMENT, IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, "AS IS" AND "WHERE IS"

WITH ALL FAULTS AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

ASSIGNOR AND ASSIGNEE AGREE AND ACKNOWLEDGE VIA ITS SIGNATURE BELOW THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS, WAIVERS AND RELEASES CONTAINED IN THIS SECTION 5.1 AND ELSEWHERE IN THIS ASSIGNMENT ARE "CONSPICUOUS" DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

Section 5.2 Purchase Price. Assignee agrees that the total purchase price for the Assigned Interests shall be the same amount set forth in the side letter agreement between Assignor and Assignee dated of even date herewith (the "***Purchase Price***") payable to Assignor upon execution of this Assignment by wire transfer of immediately available funds, unless said timeline is waived, in writing, by Assignor.

Section 5.3 Further Assurances. Assignor agrees to execute and deliver to Assignee, from time to time, all such other and additional documents, and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign to Assignee the rights and interests conveyed to Assignee hereby or intended so to be.

Section 5.4 Other Forms. Separate governmental form assignments of the Assigned Interests may be executed on officially approved forms by Assignor and Assignee, in sufficient counterparts to satisfy statutory and regulatory requirements. Those assignments shall be deemed to contain all of the terms hereof. The interests conveyed by such separate assignments are the same, and not in addition to, the Assigned Interests conveyed herein.

Section 5.5 Exhibits. All Exhibits and Schedules that are referred to herein are hereby made part of this Assignment and incorporated herein by such reference. References in such Exhibits and Schedules to instruments on file in the public records are notice of such instruments for all purposes. Unless provided otherwise, all recording references in such exhibits are to the appropriate records of the counties in which the Assigned Interests are located.

Section 5.6 Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas without regard to the rules of conflicts of law of the State of Texas or any other jurisdiction that would require the application of the laws of another jurisdiction.

Section 5.7 Counterparts. This Assignment may be executed in several counterparts, all of which are identical except that, to facilitate recordation, certain counterparts hereof may include only that portion of the exhibits which contain descriptions of the properties located in (or otherwise subject to the recording or filing requirements and/or protections of the recording or filing acts or regulations of) the recording jurisdiction in which the particular counterpart is to be recorded, and other portions of the exhibits shall be included in such counterparts by reference only. All of such counterparts together shall constitute one and the same instrument. Complete copies of this Assignment containing the entire exhibits have been retained by Assignor and Assignee.

Section 5.8 Successors and Assigns. This Assignment shall be a covenant that runs

with the land and all provisions hereof shall be binding on and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

Section 5.9 Captions. The headings in this Assignment are for the convenience of reference only and shall not be deemed to alter or affect any provision hereof. References in this Assignment to articles, sections and exhibits are to articles, sections and exhibits of this Assignment unless otherwise specified.

Section 5.10 Severability. If any provision of this Assignment is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof such provision shall be fully severable; this Assignment shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised apart hereof, and the remaining provisions of this Assignment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Assignment.

Section 5.11 Effective Time. This Assignment is effective as of November 1, 2017 at 7:00 AM, local time, where the respective Assigned Interests are located, as applicable (the "***Effective Time***").

[Remainder of Page Left Intentionally Blank.]

IN WITNESS WHEREOF, this Assignment, Bill of Sale, and Conveyance has been executed and delivered by each Party on the date of its acknowledgement, but for all purposes hereunder effective as of the Effective Time.

ASSIGNOR:

CAMBER PERMIAN LLC

By: [signature]
Name: RICHARD N. AZAR II
Title: INTERIM CEO

NFP ENERGY LLC

By:______________________________
Name:____________________________
Title:_____________________________

ASSIGNEE:

FORTUNA RESOURCES PERMIAN, LLC

By:______________________________
Name:____________________________
Title:_____________________________

STATE OF Texas §
§
COUNTY OF BEXAR §

BEFORE ME, the undersigned Notary Public, on this 9TH day of NOVEMBER 2017 personally appeared RICHARD N. AZAR II, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as INTERIM CEO of Camber Permian LLC a Texas limited liability company, as the act and deed of said company, for the purpose and consideration therein expressed.

In witness whereof, I have hereunto set my hand and official seal, at said county, the day and year last above written.

[signature]

Notary Public in Texas.

My Commission Expires: 08/03/2019

STACY A. SHAFER
Notary Public, State of Texas
My Commission Expires
August 03, 2019

STATE OF ___________ §
§
COUNTY OF ___________ §

BEFORE ME, the undersigned Notary Public, on this ____ day of _________ personally appeared ____________________, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as _________________ of NFP Energy LLC, a Delaware limited liability company, as the act and deed of said company, for the purpose and consideration therein expressed.

In witness whereof, I have hereunto set my hand and official seal, at said county, the day and year last above written.

____

Notary Public in _________.

My Commission Expires:

STATE OF ___________ §
§
COUNTY OF ___________ §

BEFORE ME, the undersigned Notary Public, on this this ____ day of _________ personally appeared __________, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he, being fully authorized to do so, executed and delivered the same as _________ of Fortuna Resources Permian, LLC, a Delaware limited liability company, as the act and deed of said company, for the purpose and consideration therein expressed.

In witness whereof, I have hereunto set my hand and official seal, at said county, the day and year last above written.

____
Notary Public in _________.

My Commission Expires:

EXHIBIT "A"

Attached to and made a part of that certain Assignment, Bill of Sale, and Conveyance dated 11/9/2017 by and between Camber Permian LLC and NFP Energy, LLC as Assignor and Fortuna Resources Permian, LLC as Assignee

Lease Date	Lessor	Lessee	Section	Description		County	Instrument Number
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21A	Block AX, PSL Survey	N/2	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21C	Block AX, PSL Survey	ALL	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block AX, PSL Survey	ALL	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-9, PSL Survey	ALL	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-9, PSL Survey	ALL	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-9, PSL Survey	E/2 and NW/4	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 3	Block A-10, PSL Survey, A-376,	N/2 and SW/4	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 9	Block A-10, PSL Survey, A-376,	NE/4	Gaines	2017-3158

12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 11	Block A-10, PSL Survey, A-609,	ALL	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-10, PSL Survey, A-2332,	W/2	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 20	Block A-10, PSL Survey, A-610,	ALL	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-10, PSL Survey, A-437,	ALL	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block A-10, PSL Survey, A-495,	ALL	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-10, PSL Survey, A-492,	ALL	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 12	Block A-11, PSL Survey,	ALL	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 14	Block A-11, PSL Survey, A-611,	ALL	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 15	Block A-11, PSL Survey, A-611,	ALL	Gaines	2017-3158

12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-11, PSL Survey, A-612,	ALL	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 17	Block A-11, PSL Survey, A-438,	ALL	Gaines	2017-3158
12/19/16	Betty Jane Cox DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-11, PSL Survey, A-439,	ALL	Gaines	2017-3158
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21A	Block AX, PSL Survey	N/2	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21C	Block AX, PSL Survey	ALL	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block AX, PSL Survey	ALL	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-9, PSL Survey	ALL	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-9, PSL Survey	ALL	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-9, PSL Survey	E/2 and NW/4	Gaines	UNRECORDED

12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 3	Block A-10, PSL Survey, A-376,	N/2 and SW/4	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 9	Block A-10, PSL Survey, A-376,	NE/4	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 11	Block A-10, PSL Survey, A-609,	ALL	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-10, PSL Survey, A-2332,	West Half (W/2)	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 20	Block A-10, PSL Survey, A-610,	ALL	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-10, PSL Survey, A-437,	ALL	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block A-10, PSL Survey, A-495,	ALL	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-10, PSL Survey, A-492,	ALL	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 12	Block A-11, PSL Survey,	ALL	Gaines	UNRECORDED

12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 14	Block A-11, PSL Survey, A-611,	ALL	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 15	Block A-11, PSL Survey, A-611,	ALL	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-11, PSL Survey, A-612,	ALL	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 17	Block A-11, PSL Survey, A-438,	ALL	Gaines	UNRECORDED
12/19/16	Catherine A. DeVerter	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-11, PSL Survey, A-439,	ALL	Gaines	UNRECORDED
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21A	Block AX, PSL Survey	N/2	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21C	Block AX, PSL Survey	ALL	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block AX, PSL Survey	ALL	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-9, PSL Survey	ALL	Gaines	2017-3160

12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-9, PSL Survey	ALL	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-9, PSL Survey	E/2 and NW/4	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 3	Block A-10, PSL Survey, A-376,	North Half (N/2) and the Southwest Quarter (SW/4)	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 9	Block A-10, PSL Survey, A-376,	NE/4	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 11	Block A-10, PSL Survey, A-609,	ALL	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-10, PSL Survey, A-2332,	West Half (W/2)	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 20	Block A-10, PSL Survey, A-610,	ALL	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-10, PSL Survey, A-437,	ALL	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block A-10, PSL Survey, A-495,	ALL	Gaines	2017-3160

12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-10, PSL Survey, A-492,	ALL	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 12	Block A-11, PSL Survey,	ALL	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 14	Block A-11, PSL Survey, A-611,	ALL	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 15	Block A-11, PSL Survey, A-611,	ALL	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-11, PSL Survey, A-612,	ALL	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 17	Block A-11, PSL Survey, A-438,	ALL	Gaines	2017-3160
12/19/16	Elizabeth Scott DeVerter Young	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-11, PSL Survey, A-439,	ALL	Gaines	2017-3160
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21A	Block AX, PSL Survey	N/2	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21C	Block AX, PSL Survey	ALL	Gaines	2017-3156

12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block AX, PSL Survey	ALL	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-9, PSL Survey	ALL	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-9, PSL Survey	ALL	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-9, PSL Survey	E/2 and NW/4	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 3	Block A-10, PSL Survey, A-376,	North Half (N/2) and the Southwest Quarter (SW/4)	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 9	Block A-10, PSL Survey, A-376,	NE/4	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 11	Block A-10, PSL Survey, A-609,	ALL	Gaines	2017-3156

12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-10, PSL Survey, A-2332,	West Half (W/2)	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 20	Block A-10, PSL Survey, A-610,	ALL	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-10, PSL Survey, A-437,	ALL	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block A-10, PSL Survey, A-495,	ALL	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-10, PSL Survey, A-492,	ALL	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 12	Block A-11, PSL Survey,	ALL	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 14	Block A-11, PSL Survey, A-611,	ALL	Gaines	2017-3156

12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 15	Block A-11, PSL Survey, A-611,	ALL	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-11, PSL Survey, A-612,	ALL	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 17	Block A-11, PSL Survey, A-438,	ALL	Gaines	2017-3156
12/19/16	Florence Kitt Dyer Living Trust, Florence Kitt Dyer, Trustee	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-11, PSL Survey, A-439,	ALL	Gaines	2017-3156
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21A	Block AX, PSL Survey	N/2	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21C	Block AX, PSL Survey	ALL	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block AX, PSL Survey	ALL	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-9, PSL Survey	ALL	Gaines	2017-3157

12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-9, PSL Survey	ALL	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-9, PSL Survey	E/2 and NW/4	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 3	Block A-10, PSL Survey, A-376,	North Half (N/2) and the Southwest Quarter (SW/4)	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 9	Block A-10, PSL Survey, A-376,	NE/4	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 11	Block A-10, PSL Survey, A-609,	ALL	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-10, PSL Survey, A-2332,	West Half (W/2)	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 20	Block A-10, PSL Survey, A-610,	ALL	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-10, PSL Survey, A-437,	ALL	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block A-10, PSL Survey, A-495,	ALL	Gaines	2017-3157

12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-10, PSL Survey, A-492,	ALL	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 12	Block A-11, PSL Survey,	ALL	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 14	Block A-11, PSL Survey, A-611,	ALL	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 15	Block A-11, PSL Survey, A-611,	ALL	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-11, PSL Survey, A-612,	ALL	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 17	Block A-11, PSL Survey, A-438,	ALL	Gaines	2017-3157
12/19/16	James Michael Marberry	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-11, PSL Survey, A-439,	ALL	Gaines	2017-3157
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21A	Block AX, PSL Survey	N/2	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21C	Block AX, PSL Survey	ALL	Gaines	UNRECORDED

12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block AX, PSL Survey	ALL	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-9, PSL Survey	ALL	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-9, PSL Survey	ALL	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-9, PSL Survey	E/2 and NW/4	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 3	Block A-10, PSL Survey, A-376,	North Half (N/2) and the Southwest Quarter (SW/4)	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 9	Block A-10, PSL Survey, A-376,	NE/4	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 11	Block A-10, PSL Survey, A-609,	ALL	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-10, PSL Survey, A-2332,	West Half (W/2)	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 20	Block A-10, PSL Survey, A-610,	ALL	Gaines	UNRECORDED

12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-10, PSL Survey, A-437,	ALL	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block A-10, PSL Survey, A-495,	ALL	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-10, PSL Survey, A-492,	ALL	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 12	Block A-11, PSL Survey,	ALL	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 14	Block A-11, PSL Survey, A-611,	ALL	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 15	Block A-11, PSL Survey, A-611,	ALL	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-11, PSL Survey, A-612,	ALL	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 17	Block A-11, PSL Survey, A-438,	ALL	Gaines	UNRECORDED
12/19/16	John Morgen Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-11, PSL Survey, A-439,	ALL	Gaines	UNRECORDED

12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21A	Block AX, PSL Survey	N/2	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21C	Block AX, PSL Survey	ALL	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block AX, PSL Survey	ALL	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-9, PSL Survey	ALL	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-9, PSL Survey	ALL	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-9, PSL Survey	E/2 and NW/4	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 3	Block A-10, PSL Survey, A-376,	North Half (N/2) and the Southwest Quarter (SW/4)	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 9	Block A-10, PSL Survey, A-376,	NE/4	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 11	Block A-10, PSL Survey, A-609,	ALL	Gaines	2017-3155

12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-10, PSL Survey, A-2332,	West Half (W/2)	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 20	Block A-10, PSL Survey, A-610,	ALL	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-10, PSL Survey, A-437,	ALL	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block A-10, PSL Survey, A-495,	ALL	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-10, PSL Survey, A-492,	ALL	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 12	Block A-11, PSL Survey,	ALL	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 14	Block A-11, PSL Survey, A-611,	ALL	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 15	Block A-11, PSL Survey, A-611,	ALL	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-11, PSL Survey, A-612,	ALL	Gaines	2017-3155

12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 17	Block A-11, PSL Survey, A-438,	ALL	Gaines	2017-3155
12/19/16	Martha Presley	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-11, PSL Survey, A-439,	ALL	Gaines	2017-3155
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21A	Block AX, PSL Survey	N/2	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21C	Block AX, PSL Survey	ALL	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block AX, PSL Survey	ALL	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-9, PSL Survey	ALL	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-9, PSL Survey	ALL	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-9, PSL Survey	E/2 and NW/4	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 3	Block A-10, PSL Survey, A-376,	North Half (N/2) and the Southwest Quarter (SW/4)	Gaines	2017-3159

12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 9	Block A-10, PSL Survey, A-376,	NE/4	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 11	Block A-10, PSL Survey, A-609,	ALL	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-10, PSL Survey, A-2332,	West Half (W/2)	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 20	Block A-10, PSL Survey, A-610,	ALL	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 21	Block A-10, PSL Survey, A-437,	ALL	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 22	Block A-10, PSL Survey, A-495,	ALL	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 23	Block A-10, PSL Survey, A-492,	ALL	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 12	Block A-11, PSL Survey,	ALL	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 14	Block A-11, PSL Survey, A-611,	ALL	Gaines	2017-3159

12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 15	Block A-11, PSL Survey, A-611,	ALL	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 16	Block A-11, PSL Survey, A-612,	ALL	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 17	Block A-11, PSL Survey, A-438,	ALL	Gaines	2017-3159
12/19/16	Michael Andrew Marsden	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-11, PSL Survey, A-439,	ALL	Gaines	2017-3159
2/6/17	Zeph J. Fogerson	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 17	Block A-11, PSL Survey, A-438,	ALL	Gaines	2017-3162
2/7/17	Zeph J. Fogerson	Gary A. Monroe & Associates Petroleum Land Services, Inc.	Section 18	Block A-11, PSL Survey, A-439,	ALL	Gaines	2017-3162

Schedule 4.10

Claims or Lawsuits

NONE